Exhibit 10.1

                                 PROMISSORY NOTE
  "US $100,000.00"                                              September 3,2003


FOR VALUE RECEIVED, the undersigned, Renegade Venture Corporation, of 6901 South Park Avenue, Tucson Arizona promises to pay to the order of Universal Lease and Finance Corporation, at 1555 E. Flamingo Road Suite #155, Las Vegas NV 89119-5292 or such other place as the holder may designate in writing to the undersigned, the principal sum of One Hundred Thousand Dollars ($100,000.00), together with interest thereon from date hereof until paid, at the rate of Eighteen Percent (18%) per annum as follows: Twelve (12) consecutive installments of principal and interest in the amount of Nine Thousand Eight Hundred Thirty Four and 00/100 ($9,834.00) on the first day of each month commencing October 01, 2003, The entire principal amount shall be repaid on August 01, 2004.


Payments shall be applied first to accrued interest and the balance to principal.


All or any part of the aforesaid principal sum may be prepaid at any time and from time to time without penalty. Notwithstanding the foregoing, no such prepayment may be made prior to March 01, 2004.


In the event of any default by the undersigned in the payment of principal or interest when due or in the event of the suspension of actual business, insolvency, assignment for the benefit of creditors, adjudication of bankruptcy, or appointment of a receiver, of or against the undersigned, the unpaid balance of the principal sum of this promissory note shall at the option of the holder become immediately due and payable and the amount then due shall accrue interest until payment at the rate of eighteen percent (18%) per annum or the highest rate permitted by law, whichever is less.


The maker and all other persons who may become liable for the payment hereof severally waive demand, presentment, protest, notice of dishonor or nonpayment, notice of protest, and any and a11 lack of diligence or delays in collection which may occur, and expressly consent and agree to each and any extension or postponement of time of payment hereof from time to time at or after maturity or other indulgence, and waive all notice thereof.


In case suit or action is instituted to collect this note, or any portion hereof the maker promises to pay such additional sum, as the court may adjudge reasonable, attorneys' fee, in said proceedings.

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This note is made and executed under, and is in all respects governed by, the laws of the State of Arizona.




                                            Renegade Venture Corporation



                                            By:  /s/  John Sawyer
                                               --------------------------------
                                                      John Sawyer

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                                GUARANTY

     FOR VALUE RECEIVED, receipt of which is hereby acknowledged, and to induce Universal Lease and Finance Corporation (the "Promisee") to enter into the "Promisory Note" dated September 3, 2002 (the "Agreement") with Renegade Venture (Nev. Corporation (the "Corporation"), executed and effective simultaneously with the execution and effectiveness of this Guaranty, John Sawyer (the "Guarantor"), hereby absolutely and unconditionally guarantees to the Promisee the performance by the Corporation of each and every covenant, agreement find obligation of the Corporation under the Agreement including, without limitation, the payment to the Promisee (or, if applicable, his executors, administrators or personal or legal representatives or estate or legatees) of all sums due under the Agreement at the time such sums shall be due and payable.

     The obligation of Guarantor under this Guaranty shall be a direct and primary obligation, and the Promisee shall not be required to exhaust any of the Promisee's rights or remedies against the Corporation or any Guarantor prior to making any demand on or invoking any of the Promises rights and remedies against a Guarantor. In furtherance of the foregoing, Promisee may proceed, at one time or successively and without notice to any Guarantor, against any Guarantor, or against any one or more of them. In any action brought by Promisee against a Guarantor under this Guaranty, no Guarantor shall be entitled to, and shall not, plead as a. defense that Promise. is not legally or equitably Insolvent or is dissolved or liquidated, and each Guarantor oonvenants and agrees to pay to the Promisee all costs and expenses (including attorney's fees) incurred by Promisee in any such action.

     This Guaranty and all rights, obligation and liabilities arising hereunder shall be construed and enforced in accordance with the laws of the Arizona.

     This Guaranty shall bind each Guarantor below and each Guarantor's respective successors and assigns, and shall inure to the benefit of Promisee and Promisee's executors, administrators, personal and legal representatives, estate and legatees.

     IN WITNESS WHEREOF, this Guaranty has been duly executed by the Guarantor(s) on September 3, 2003.



                                            /s/  John Sawyer
                                            -----------------------------
                                                 John Sawyer
                                                 President
                                                 Renegade Venture Corporation